Memory IC Product End-of-Life	9 Months Ended
Sep. 30, 2023
Memory IC Product End-of-Life [Abstract]
Memory IC Product End-of-Life

Note 11. Memory IC Product End-of-Life

Taiwan Semiconductor Manufacturing Corporation (TSMC) is the sole foundry that manufactures the wafers used to produce the Company’s memory IC products. TSMC has informed the Company that TSMC is discontinuing the foundry process used to produce wafers, in turn, necessary to manufacture the Company’s memory ICs. As a result, in May 2023, the Company informed its customers that the Company would be initiating an end-of-life (EOL) of its memory IC products. During the three months ended September 2023, the Company commenced initial shipments of EOL orders and expects shipments to extend until at least December 31, 2024.